SUPPLEMENT DATED SEPTEMBER 5, 2014

TO THE INVESTOR CLASS PROSPECTUS OF

MATTHEWS ASIA FUNDS

DATED APRIL 30, 2014

For all existing and prospective Investor Class shareholders of Matthews China Fund (MCHFX):

Effective immediately, the following table replaces the table under the “Fees and Expenses of the Fund” section on page 22 of the prospectus in its entirety:

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares sold or exchanged within 90 days after purchase)	2.00%
Maximum Account Fee on Redemptions (for wire redemptions only)	$9
ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.66%
Distribution (12b-1) Fees	None
Other Expenses	0.43%
Administration and Shareholder Servicing Fees 0.14%
Total Annual Fund Operating Expenses	1.09%

Effective immediately, the following table replaces the table under the “Example of Fund Expenses” section on page 22 of the prospectus in its entirety:

One year: $111	Three years: $347	Five years: $601	Ten years: $1,329

For all existing and prospective Investor Class shareholders of Matthews Asian Growth and Income Fund (MACSX), Matthews Asia Dividend Fund (MAPIX), Matthews China Dividend Fund (MCDFX), Matthews Asia Focus Fund (MAFSX), Matthews Asia Growth Fund (MPACX), Matthews Pacific Tiger Fund (MAPTX), Matthews Emerging Asia Fund (MEASX), Matthews China Fund (MCHFX), Matthews India Fund (MINDX), Matthews Japan Fund (MJFOX), Matthews Korea Fund (MAKOX), Matthews Asia Small Companies Fund (MSMLX), Matthews China Small Companies Fund (MCSMX) and Matthews Asia Science and Technology Fund (MATFX):

Effective immediately, the following disclosure replaces the “Use of a Special Investment Vehicle to Invest in Chinese A Shares” section on page 68 of the prospectus in its entirety:

Use of a Special Investment Vehicle to Invest in China A Shares

Matthews, together with Matthews A Share Selections Fund, LLC (the “A Share Fund”) and other investment vehicles managed by Matthews, has applied for, and has received, an exemptive order issued by the Securities and Exchange Commission (the “SEC”), which allows the Funds to gain investment exposure to stocks of Chinese companies listed on the Shanghai Stock Exchange and the Shenzhen Stock Exchange and traded and denominated in the currency of China, the renminbi (“China A Shares”), by investing in the A Share Fund. The A Share Fund is a special investment vehicle that invests exclusively in China A Shares (except for temporary holdings of cash and cash equivalents). In order for the A Share Fund to invest in China A Shares, Matthews has applied for and received a license from the China Securities Regulatory Commission as a Qualified Foreign Institutional Investor and has been allocated by the State Administration of Foreign Exchange of China a quota of up to US$100 million, representing the equivalent value in renminbi of China A Shares that the A Share Fund may purchase. The A Share Fund and its series are registered under the 1940 Act, and except as modified by the exemptive order granting the A Share Fund exemptive relief from certain provisions of and rules under the 1940 Act, the provisions of the 1940 Act apply to the A Share Fund and its series. However, neither the A Share Fund, nor any of its series, is a mutual fund.

As investors of the A Share Fund, those Funds that invest in the A Share Fund bear their share of the fees and expenses of the A Share Fund, which are indirectly borne by shareholders of those Funds. Matthews serves as the investment advisor to the A Share Fund; however, no advisory fees are charged to the A Share Fund with respect to Fund assets invested in the A Share Fund (i.e., Matthews does not receive separate advisory fees for managing the same assets), nor are those Fund assets charged a sales load by the A Share Fund. Although China A Shares generally trade in liquid markets, because of the repatriation limitations imposed by the Chinese government, a Fund’s investment in the A Share Fund may be illiquid and subject to the Fund’s policy of investing no more than 15% of its net assets in illiquid securities. A Fund that invests in the A Share Fund will aggregate its share of holdings in the A Share Fund with its Fund holdings for purposes of evaluating its concentration policy regarding investments in any industry or group of industries. Currently, the Matthews China Fund and the Matthews Asia Dividend Fund are the only Funds investing in the A Share Fund. However, other Funds and other funds or accounts managed by Matthews may in the future invest in the A Share Fund. For a further discussion of the A Share Fund and risks associated with investing in the A Share Fund, see “China A Shares” in the Funds’ SAI.

Please retain this Supplement with your records.